UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 14, 2023

Forge Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39794	98-1561111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Mission St. Suite 5510 San Francisco, California (Address of principal executive offices)	94105 (Zip Code)
(415) 881-1612
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on April 12, 2023, the Board of Directors of Forge Global Holdings, Inc. (the “Company”) approved, subject to stockholder approval, (i) the cancellation of the performance-based stock option to purchase up to 3,122,931 shares of the Company’s common stock granted to Kelly Rodriques, the Company’s Chief Executive Officer, on May 11, 2021 under the Company’s 2018 Equity Incentive Plan (the “CEO PSO”), and (ii) the grant to Mr. Rodriques of a performance-based restricted stock unit award (the “CEO RSU”) representing the right to receive up to 2,339,030 shares of the Company’s common stock under the Company’s 2022 Stock Option and Incentive Plan based on the achievement of certain stock price performance metrics. The cancellation of the CEO PSO and grant of the CEO RSU were approved by the Company’s stockholders on June 14, 2023 as described below in Item 5.07 to this Current Report on Form 8-K. The material terms of the CEO RSU were previously summarized on pages 12 through 17 in the section titled “Proposal 5 - Approval of CEO RSU” and pages 60 through 65 in Addendum A to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023. Such section and Addendum A are hereby incorporated by reference into this Current Report on Form 8-K and filed as Exhibit 99.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 14, 2023. Present at the Annual Meeting in person or by proxy were holders of 118,533,756 shares of the Company’s common stock, representing 68.12% of the voting power of the shares of the Company’s common stock as of April 19, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

At the Annual Meeting, the Company’s stockholders (i) elected the Company’s nominees for Class I directors, (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, (iii) approved, on a non-binding advisory basis, one year as the frequency of future stockholder non-binding advisory votes on the compensation of the Company’s named executive officers, (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023, and (v) the cancellation of the CEO PSO and grant of the CEO RSU.

Proposal 1 - Election of directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Kimberley Vogel	90,391,924	6,003,557	22,138,275
Stephen George	92,336,463	4,059,018	22,138,275
Debra Chrapaty	93,022,202	3,373,279	22,138,275

Proposal 2 - Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,527,643	7,492,675	3,375,163	22,138,275

Proposal 3 - Approval, on a non-binding advisory basis, of one year as the frequency of future stockholder non-binding advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
92,889,814	115,760	103,743	3,286,164	22,138,275

Proposal 4 - Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions
114,895,836	28,428	3,609,492

Proposal 5 - The cancellation of the CEO PSO and grant of the CEO RSU:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,565,861	8,278,683	27,314,381	22,138,275

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Excerpts from Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

Date: June 21, 2023	By:	/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer